Exhibit 10.28

AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 24, 2021, is made by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (“WFS”), WORLD FUEL SERVICES EUROPE, LTD., a corporation organized and existing under the laws of the United Kingdom (“WFS Europe”), and WORLD FUEL SERVICES (SINGAPORE) PTE LTD, a corporation organized and existing under the laws of the Republic of Singapore (“WFS Singapore”, and together with WFS and WFS Europe, each a “Borrower” and collectively the “Borrowers”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders generally (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., SINGAPORE BRANCH (“Bank of America Singapore”), in its capacity as administrative agent for the Singapore Term Loan Facility (in such capacity, the “Singapore Agent”), and each of the Lenders (defined below) signatory hereto. Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement, as defined below after giving effect to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C-BA Issuer, and certain banks and other financial institutions (the “Lenders”) have entered into that Fourth Amended and Restated Credit Agreement dated as of October 10, 2013 (as amended by that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of January 30, 2015, that certain Amendment No. 2 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of October 26, 2016, that certain Amendment No. 3 to Fourth Amended and Restated Credit Agreement dated as of May 12, 2017, that certain Amendment No. 4 to Fourth Amended and Restated Credit Agreement dated as of January 30, 2018, that certain Amendment No. 5 to Fourth Amended and Restated Credit Agreement dated as of July 23, 2019, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Fourth Amended Credit Agreement”; references herein to the “Credit Agreement” shall mean the Fourth Amended Credit Agreement after giving effect to this Amendment);

WHEREAS, the Guarantors and the Administrative Agent entered into that certain Third Amended and Restated Guaranty Agreement dated as of October 10, 2013, pursuant to which the Guarantors agreed to guarantee payment of the Obligations;

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Fourth Amended Credit Agreement, which amendments shall, among other things, provide the Borrowers with a “leverage holiday” in connection with certain Permitted Acquisitions, and the Lenders party to this Amendment are willing to so amend the Fourth Amended Credit Agreement as provided in, and on the terms and conditions contained in, this Amendment and the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Fourth Amended Credit Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Fourth Amended Credit Agreement shall be amended as follows:
(a)Section 7.02 is amended to restate clause (f)(iv) thereof in its entirety to read as follows:
(iv)     after giving Pro Forma Effect to such Acquisition and any indebtedness related thereto, the Borrowers shall be in compliance with Section 7.11 (after giving effect to any permitted increase in the then applicable level as provided for in Section 7.11(d)), (provided that, in the case of any Acquisition (i) consummated after the end of the fourth fiscal quarter of a fiscal year and prior to the delivery of audited
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financials for such fiscal year, such pro forma calculations may be based, to the extent approved by Administrative Agent, on financial information that complies with the requirements of Section 6.01(b) and (ii) that is a Limited Condition Transaction, compliance with the Consolidated Senior Leverage Ratio shall be measured as of the date elected by the Borrowing Agent pursuant to Section 1.13(c) (but giving prospective effect to any permitted increase in the then applicable level as provided in Section 7.11(d))) and, in the case of any Acquisition for consideration in excess of the Threshold Amount, WFS shall have delivered to the Administrative Agent a Compliance Certificate demonstrating compliance with the requirements of this clause (iv);
(b)Section 7.06 is amended to restate clause (e) thereof in its entirety to read as follows:
(e) WFS may (i) at its option, prepay or exercise any call or cash settlement option held by it with respect to Permitted Convertible Notes or any portion thereof and (ii) fulfill its obligation with respect to a put right (as opposed to a conversion right) exercised by a holder of Permitted Convertible Notes, in each case, so long as (A) immediately after giving effect to any such prepayment or call or cash settlement, Available Liquidity is at least $300,000,000, (B) after giving Pro Forma Effect to any Indebtedness incurred in connection with such prepayment or call or cash settlement, the Consolidated Senior Leverage Ratio is not greater than 3.50 to 1.00, and (C) immediately before and immediately after giving effect to any such prepayment or call or cash settlement, no Default or Event of Default shall have occurred and be continuing; provided that if either or both of clauses (A) and/or (B) of this clause (e) are not satisfied with respect to any such prepayment, call or cash settlement, WFS may still make such prepayment, call or cash settlement to the extent permitted under Section 7.06(d);
    (c) Section 7.11(d) is amended and restated in its entirety to read as follows:
(d)        Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of WFS to be greater than 3.75 to 1.00. Notwithstanding the foregoing, not more than two times after the Closing Date, the Borrowing Agent, by notice to the Administrative Agent, shall be permitted to increase the maximum permitted Consolidated Senior Leverage Ratio to 4.50 to 1.00 in connection with any Permitted Acquisition occurring after the Closing Date for which the cost of Acquisition (including, without duplication, the assumption or incurrence of indebtedness in connection with such Acquisition) is equal to or in excess of $150,000,000, which such increase shall be applicable for the fiscal quarter in which such Acquisition is consummated and the three consecutive fiscal quarters immediately thereafter; provided that, there shall be at least one full fiscal quarter following the cessation of the initial increase period, if any, during which no such increase shall be in effect before the Borrowers may be permitted to invoke a second increase in the maximum Consolidated Senior Leverage Ratio hereunder.
2.Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Fourth Amended Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment Effective Date”):
(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, each Guarantor, the Administrative Agent and the Required Lenders;

(b)    each of the representations and warranties set forth in Sections 3(a) through (d) below is true and correct; and
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(c)    all fees and expenses payable to the Administrative Agent (unless waived by the Administrative Agent) (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties of the Borrowers that are qualified by materiality or a Material Adverse Effect qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for those representations and warranties of the Borrowers that are qualified by materiality or a Material Adverse Effect qualifier, which representations and warranties shall be true in all respects) as of such earlier date;
(b)The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Guarantors under the terms of the Fourth Amended Credit Agreement, and each of such Persons has become and remains a party to the Guaranty as a Guarantor;
(c)This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)No Default or Event of Default has occurred and is continuing.
4.Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
5.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Fourth Amended Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The parties hereto agree and understand that the amendment to the Fourth Amended Credit Agreement provided by Section 1 shall be deemed effective on the Amendment Effective Date.
6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
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7.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Fourth Amended Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
11.Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
[Signature pages follow.]
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Francis Lee Boon Meng
Name: Francis Lee Boon Meng
Title: Director

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GUARANTORS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Francis Lee Boon Meng
Name: Francis Lee Boon Meng
Title: Director

DOMESTIC SUBSIDIARIES:

ADVANCE PETROLEUM, LLC

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ALTA FUELS, LLC

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ALTA TRANSPORTATION, LLC

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ASCENT AVIATION GROUP, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ASSOCIATED PETROLEUM PRODUCTS, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

AVINODE, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

BASEOPS INTERNATIONAL, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

COLT INTERNATIONAL, L.L.C.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

KINECT ENERGY, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

PAPCO, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

THE HILLER GROUP INCORPORATED

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WESTERN PETROLEUM COMPANY

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES COMPANY, LLC

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES CORPORATE AVIATION SUPPORT SERVICES, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES, INC.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

FOREIGN SUBSIDIARIES:

AVINODE AKTIEBOLAG

By: /s/ Richard Donald McMichael
Name: Richard Donald McMichael
Title: Director

FALMOUTH PETROLEUM LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

GIB OIL LIMITED

By: /s/ Harry Murphy
Name: Harry Murphy
Title: Director

HENTY OIL LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

KINECT ENERGY AS

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

KINECT ENERGY GREEN SERVICES AS

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Managing Director

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Managing Director

KINECT ENERGY NETHERLANDS B.V.

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Managing Director

KINECT ENERGY SWEDEN AB

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

NCS FUEL IQ LIMITED
(f/k/a Gib Oil (UK) Limited)

By: /s/ Gilbert C. Kearns
Name: Gilbert C. Kearns
Title: Director

NORDIC CAMP SUPPLY APS

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

NORDIC CAMP SUPPLY B.V.
By its Managing Director, The Lubricant Company Limited

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

PETRO AIR, CORP.

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

TOBRAS DISTRIBUIDORA DE COMBUSTIVEIS LTDA.

By: /s/ Carlos de Carvalho
Name: Carlos de Carvalho
Title: Manager

TRAMP OIL (BRASIL) LTDA.

By: /s/ Joey M. Rodriguez
Name: Joey M. Rodriguez
Title: Manager

TRANS-TEC MUNDIAL S.R.L.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Manager

WFL (UK) LIMITED

By: /s/ Claire Bishop
Name: Claire Bishop
Title: Director

WFS UK HOLDING PARTNERSHIP LP

By: WFS US HOLDING COMPANY I LLC,
General Partner

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: President

WORLD FUEL SERVICES (AUSTRALIA) PTY LTD.

By: /s/ Richard Donald McMichael
Name: Richard Donald McMichael
Title: Director

By: /s/ Davin Stuart Magee
Name: Davin Stuart Magee
Title: Director

WORLD FUEL COMMODITIES SERVICES (IRELAND) LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

By: /s/ Amy A. Quintana
Name: Amy A. Quintana
Title: Company Secretary

WORLD FUEL SERVICES AVIATION LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

WORLD FUEL SERVICES CANADA, ULC

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

WORLD FUEL SERVICES FRANCE SAS

By: /s/ Michael J. Ranger
Name: Michael J. Ranger
Title: President

WORLD FUEL SERVICES ITALY S.R.L.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

WORLD FUEL SERVICES MÉXICO, S. DE R.L. DE C.V.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Attorney-in-Fact

WORLD FUEL SERVICES TRADING DMCC

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

BANK OF AMERICA, N.A., SINGAPORE BRANCH, as Singapore Agent

By: /s/ Wynnie Lam
Name: Wynnie Lam
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Revolving Lender, Domestic Term Loan Lender, Swing Line Lender and L/C-BA Issuer

By: /s/ Julia Greenwell
Name: Julia Greenwell
Title: Senior Vice President

BANK OF AMERICA, N.A., SINGAPORE BRANCH, as Singapore Term Loan Lender

By: /s/ John Foo
Name: John Foo
Title: Vice President, BANA Singapore

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Revolving Lender

By: /s/ Jay Fort
Name: Jay Fort
Title: Senior Vice President

HSBC UK BANK, PLC,
as a Domestic Term Loan Lender

By: /s/ Michael North
Name: Michael North
Title: Relationship Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Henry Del Campo
Name: Henry Del Campo
Title: Senior Vice President

BANKUNITED N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Carlos E. Perez
Name: Carlos E. Perez
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ James Cullen
Name: James Cullen
Title: SVP

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Christopher Taylor `
Name: Christopher Taylor
Title: Managing Director

TD BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ M. Bernadette Collins
Name: M. Bernadette Colllins
Title: SVP

CITIBANK, N.A., as a Revolving Lender and a Domestic Term Loan Lender

By: /s/ Millie Schild
Name: Millie Schild
Title: Vice President

CITIBANK, N.A. SINGAPORE BRANCH, as a Singapore Term Loan Lender

By: /s/ Millie Schild
Name: Millie Schild
Title: Vice President

TRUIST BANK (as successor by merger to SunTrust Bank), as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Vice President

STANDARD CHARTERED BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

COMERICA BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Gerald R. Finney, Jr.
Name Gerald R. Finney, Jr.
Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Minxiao Tian
Name: Minxiao Tian
Title: Director

HONGKONG & SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE, as a Singapore Term Loan Lender

By: /s/ Teng Zhan Hoong
Name: Teng Zhan Hoong
Title: Country Head of Corporate Banking

MIZUHO BANK, LTD., as a Revolving Lender and a Domestic Term Loan Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jonathan H. James
Name: Jonathan H. James
Title: Managing Director

SYNOVUS BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Michael Sawicki
Name: Michael Sawicki
Title: Director

STIFEL BANK & TRUST, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

IBERIABANK (f/k/a SABADELL UNITED BANK N.A.), as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jaime Ortega
Name: Jaime Ortega
Title: EVP

FIRST HORIZON BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Demetrio Papatriantafyllou
Name: Demetrio Papatriantafyllou
Title: Vice President – Corporate Lending